UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2005

Date of reporting period: 03/31/2005

Item 1. Report to Stockholders.

May 2005

Report to Fellow Shareholders:

For the first quarter ended March 31, 2005, Nicholas Equity Income Fund Class I declined 1.31% compared to a drop of 2.15% in the Standard and Poor's 500 Index. For the fiscal year ended March 31, 2005, the Fund's Class I returned 10.89% versus 6.69% for the S&P 500. It is pleasing to report we are also ahead of our benchmark in the three- and five-year periods. We are also pleased to inform shareholders the Fund had a 30-day yield of 2.13% for Class I and 1.78% for Class N.

Returns for Nicholas Equity Income Fund, Inc. Class I and selected indices are provided in the chart below for the periods ended March 31, 2005.

		Average Annual Total Return
	3 Month	1 Year	3 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc. – Class I	(1.31)%	10.89%	4.04%	5.83%	6.80%
Standard & Poor's 500 Index	(2.15)%	6.69%	2.74%	(3.16)%	10.79%
Consumer Price Index	1.05%	3.15%	2.65%	2.47%	2.48%
Ending value of $10,000 invested in Nicholas Equity Income Fund, Inc. – Class I (Distributions Reinvested)	$9,869	$11,089	$11,263	$13,275	$19,314

Past performance is no guarantee of future results. Assumes reinvestment of all dividends and distributions. Investment returns, principal value and yield will fluctuate, so that you may have a gain or a loss when you sell your shares. Performance data current to the most recent month-end, which may be higher or lower than that cited, is available at www.nicholasfunds.com/returns.html.

Class N of the Fund commenced operations on March 1, 2005; therefore, there is no annualized return information available for this Class. The annual returns shown for Class I would be substantially similar to Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for Class I does not reflect the 0.25% 12b-1 fee or 0.10% shareholder servicing fee that is charged to Class N.

At March 31, 2005, the Fund held 41 stocks and 10.15% cash. All the stocks pay dividends and most have raised their dividends periodically as their earnings improved. The Fund's top 10 holdings were Crosstex Energy, Pfizer, Kayne Anderson MLP, SUPERVALU, UST, ChevronTexaco, Duke Energy, Pentair, Plum Creek Timber and Bristol-Myers Squibb. In terms of sectors, the Fund had approximately 20% in financials, 14% in energy, 13% in consumer staples, 12% in industrials, 10% in consumer discretionary and 8% in health care. During fiscal 2005, the Fund increased its relative percentage holdings in the energy and materials sectors. In turn, the Fund decreased its relative percentage holdings in the consumer staples sector, specifically in the food, beverage and tobacco industry.

The Adviser believes the strategy of investing in equities with higher dividend yields should reduce the overall volatility of the Fund and more adequately protect the Fund's capital. The Fund's performance was helped by its exposure to the industrial and financial sectors. The Fund's performance in fiscal 2005 was negatively impacted by its holdings in the health care sector, specifically in Merck and Pfizer. The pharmaceutical sector suffered losses during the last year due to much publicized recalls of popular prescription medications. We feel this industry and these companies in particular will provide strong dividends and be solid performers over the long-term.

It appears the economy is starting to decelerate due to high oil prices and Federal Reserve Board credit tightening. The federal funds rate now stands at 3.00% versus 1.00% a year ago. This mid-cycle business slowdown could portend less upward pressure on interest rates and inflation. Even now, interest rates are low by historical standards. Most first quarter corporate profits being reported at this time continue to be strong. We do not foresee a recession in the near- to intermediate-term.

Year-to-date stock market performance has been less than rewarding. We feel it is time for the sound practice of security analysis. If we choose stocks wisely according to our long-held investment philosophy, good results could happen over the coming years. Quality stock selection and patience are required in this investment climate.

The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund's Class I, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in Class I and the index at the beginning of the period. The Adviser believes that the S&P 500 Index tracks the performance of stocks that are representative of those stocks normally held by the Fund and therefore provides a meaningful comparison for Fund investors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS EQUITY INCOME FUND, INC. - CLASS I AND S&P 500 INDEX

	Nicholas Equity Income Fund, Inc. – Class I	% Total Return	S&P 500 Index	% Total Return
03/31/95	10,000.00		10,000.00
03/31/96	12,059.87	20.60%	13,210.98	32.11%
03/31/97	13,003.19	7.82%	15,830.28	19.83%
03/31/98	16,622.77	27.84%	23,429.14	48.00%
03/31/99	15,185.05	-8.65%	27,754.07	18.46%
03/31/00	14,547.28	-4.20%	32,733.49	17.94%
03/31/01	14,947.56	2.75%	25,638.01	-21.68%
03/31/02	17,147.99	14.72%	25,699.55	0.24%
03/31/03	12,446.01	-27.42%	19,336.34	-24.76%
03/31/04	17,415.70	39.93%	26,123.39	35.10%
03/31/05	19,312.27	10.89%	27,871.05	6.69%

The Fund's average annual total returns for Class I for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended March 31, 2005	Five Years Ended March 31, 2005	Ten Years Ended March 31, 2005
Average Annual Total Return	10.89%	5.83%	6.80%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Thank you for your continued interest in our Fund.

Sincerely,

Albert O. Nicholas	David O. Nicholas
Co-Portfolio Manager	Co-Portfolio Manager

Financial Highlights Class I
For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------
                                                            Year Ended March 31,
                               ---------------------------------------------------------------------------------------
                                2005      2004     2003     2002     2001     2000     1999     1998     1997     1996
                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........  $12.45    $ 9.02   $12.66   $11.20   $11.10   $12.32   $14.35   $12.27   $12.35   $10.56
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income ....     .30       .16      .18      .18      .23      .40      .44      .47      .48      .36
   Net gain (loss) on
    securities (realized
    and unrealized) .........    1.04      3.42    (3.63)    1.45      .07     (.94)   (1.66)    2.77      .44     1.77
                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total from investment
       operations ...........    1.34      3.58    (3.45)    1.63      .30     (.54)   (1.22)    3.24      .92     2.13
                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.21)     (.15)    (.19)    (.17)    (.20)    (.44)    (.48)    (.50)    (.45)    (.34)
   From net capital gain ....      --        --      --       --       --        --     (.17)    (.66)    (.55)     --
   In excess of book
    realized gain ...........      --        --      --       --       --      (.24)    (.16)     --       --       --
                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total distributions ...    (.21)     (.15)    (.19)    (.17)    (.20)    (.68)    (.81)   (1.16)   (1.00)    (.34)
                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................  $13.58    $12.45   $ 9.02   $12.66   $11.20   $11.10   $12.32   $14.35   $12.27   $12.35
                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------
                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN ................  10.89%    39.93% (27.42)%   14.72%    2.74%  (4.20)%  (8.65)%   27.83%    7.83%   20.61%

SUPPLEMENTAL DATA:
Net assets, end
 of period (millions)........   $27.7     $21.7    $15.7    $19.4    $17.6    $18.3    $25.0    $29.0    $20.8    $15.8
Ratio of expenses to
 average net assets (1) .....    .90%      .90%     .90%     .90%     .90%     .90%     .90%     .90%     .90%    1.38%
Ratio of net investment
 income to average
 net assets (1) .............   2.36%     1.48%    1.74%    1.52%    2.06%    3.30%    3.36%    3.61%    4.12%    3.26%
Portfolio turnover rate .....  45.50%    42.73%   57.15%   49.10%   52.38%   79.34%   54.41%   36.83%   23.05%   68.85%

ABSENT REIMBURSEMENT OF
 EXPENSES:
Ratio of expenses to
 average net assets .........   1.37%     1.15%    1.16%    1.25%    1.23%    1.18%    1.10%    1.08%    1.18%     1.40
Ratio of net investment
 income to average
 net assets .................   1.89%     1.23%    1.48%    1.17%    1.73%    3.02%    3.16%    3.43%    3.84%     3.24

(1)  Net of reimbursement by Adviser.

                The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights - Class N
For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------
                                        Period from
                                       02/28/2005 (1)
                                       to 03/31/2005
                                     -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........              $13.74
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....                 .08
   Net loss on securities
    (realized and
    unrealized) .............                (.24)
                                           ------
      Total from investment
       operations ...........                (.16)
                                           ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................                 --
   From net capital gain ....                 --
                                           ------
      Total distributions ...                 --
                                           ------
NET ASSET VALUE, END
 OF PERIOD ..................              $13.58
                                           ------
                                           ------

TOTAL RETURN ................             (1.16)% (2)

SUPPLEMENTAL DATA:
Net assets, end of
 period (thousands) .........                $1.0
Ratio of expenses to
 average net assets (3)(4)...               1.25%
Ratio of net investment
 income to average
 net assets .................                 N/A (5)
Portfolio turnover rate .....              45.50%

ABSENT REIMBURSEMENT OF
 EXPENSES BY ADVISER:
Ratio of expenses to
 average net assets (4) .....               1.72%
Ratio of net investment
 income to average
 net assets .................                 N/A (5)

(1) Commencement of operations.
(2) Not annualized.
(3) Net of reimbursement by Adviser.
(4) Annualized.
(5) The ratios of net investment income to average net assets are not shown due to the short period of existence.

                The accompanying notes to financial statements are an integral part of these highlights.

-----------------------------------------------------------------------------------------------------------------------
Top Ten Portfolio Holdings
March 31, 2005 (unaudited)
-------------------------------------------------------------------------------

                                                                   Percentage
        Name                                                      of Net Assets
        ----                                                      -------------
        Crosstex Energy, Inc. ...................................      4.09%
        Pfizer Inc. .............................................      3.79%
        Kayne Anderson MLP Investment Company ...................      3.79%
        SUPERVALU INC. ..........................................      3.37%
        UST Inc. ................................................      3.17%
        ChevronTexaco Corporation ...............................      3.16%
        Duke Energy Corporation .................................      3.03%
        Pentair, Inc. ...........................................      2.96%
        Plum Creek Timber Company, Inc. .........................      2.84%
        Bristol-Myers Squibb Company ............................      2.76%
                                                                      ------
        Total of top ten ..........................................   32.96%
                                                                      ------
                                                                       ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
March 31, 2005 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Financials ................................................    19.91%
        Energy ....................................................    13.56%
        Consumer Staples ..........................................    12.60%
        Industrials ...............................................    11.98%
        Short-Term Investments ....................................     9.78%
        Consumer Discretionary ....................................     9.54%
        Health Care ...............................................     8.22%
        Materials .................................................     7.27%
        Utilities .................................................     4.79%
        Telecommunication Services ................................     2.35%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended March 31, 2005 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class I

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       09/30/04         03/31/05       09/30/04 - 03/31/05
        ------------------------------------------------------------------
        Actual        $1,000.00          $1,071.10            $4.65
        Hypothetical   1,000.00           1,041.00             4.58
         (5% return before expenses)

        * Expenses are equal to the Class I six-month annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182 days then divided by 365 to reflect the one-half year period.

Class N

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       02/28/05         03/31/05       02/28/05 - 03/31/05
        ------------------------------------------------------------------
        Actual        $1,000.00         $  988.40              $1.06
        Hypothetical   1,000.00          1,037.50               1.08
         (5% return before expenses)

        ** Expenses are equal to the Class N one-month annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 31 then divided by 365 to reflect the one-month period.

Schedule of Investments
March 31, 2005
-------------------------------------------------------------------------------

 Shares or
 Principal
  Amount                                                     Value
-----------                                               -----------
COMMON STOCKS - 89.85%
            Consumer Discretionary-
             Auto & Components - 4.73%
   16,000   Bandag, Incorporated                          $   751,680
   10,000   Johnson Controls, Inc.                            557,600
                                                          -----------
                                                            1,309,280
                                                          -----------
            Consumer Discretionary-
             Durables & Apparel - 4.77%
    7,000   Fortune Brands, Inc.                              564,410
   17,300   Weyco Group, Inc.                                 757,394
                                                          -----------
                                                            1,321,804
                                                          -----------
            Consumer Staples-Food,
             Beverage & Tobacco - 6.12%
   15,000   ConAgra Foods, Inc.                               405,300
    8,176   J.M. Smucker Company (The)                        411,253
   17,000   UST Inc.                                          878,900
                                                          -----------
                                                            1,695,453
                                                          -----------
            Consumer Staples-
             Food & Staple Retail - 4.96%
   33,000   Ingles Markets, Incorporated                      439,560
   28,000   SUPERVALU INC.                                    933,800
                                                          -----------
                                                            1,373,360
                                                          -----------
            Consumer Staples-Household &
             Personal Products - 1.47%
    8,500   Alberto-Culver Company                            406,810
                                                          -----------

            Energy - 13.50%
   15,000   ChevronTexaco Corporation                         874,650
   25,900   Crosstex Energy, Inc.                           1,133,643
   40,000   Kayne Anderson MLP Investment Company           1,048,800
    9,000   Kinder Morgan, Inc.                               681,300
                                                          -----------
                                                            3,738,393
                                                          -----------
            Financials-Banks - 6.04%
   20,000   CharterMac                                        430,000
   13,000   Fifth Third Bancorp                               558,740
   10,000   U.S. Bancorp                                      288,200
   10,000   Washington Mutual, Inc.                           395,000
                                                          -----------
                                                            1,671,940
                                                          -----------
            Financials-Insurance - 10.08%
    5,000   American National Insurance Company               529,500
   23,000   Marsh & McLennan Companies, Inc.                  699,660
    9,000   Mercury General Corporation                       497,340
   20,000   Montpelier Re Holdings Ltd.                       703,000
    5,000   XL Capital Ltd. - Class A                         361,850
                                                          -----------
                                                            2,791,350
                                                          -----------
            Financials-Real Estate - 3.72%
   13,100   National Health Realty, Inc.                      243,660
   22,000   Plum Creek Timber Company, Inc.                   785,400
                                                          -----------
                                                            1,029,060
                                                          -----------
            Health Care-Pharmaceuticals &
             Biotechnology - 8.19%
   30,000   Bristol-Myers Squibb Company                      763,800
   14,000   Merck & Co., Inc.                                 453,180
   40,000   Pfizer Inc.                                     1,050,800
                                                          -----------
                                                            2,267,780
                                                          -----------
            Industrials-Capital Goods - 9.39%
    8,000   CLARCOR Inc.                                      415,680
   10,000   Donaldson Company, Inc.                           322,800
    4,000   Illinois Tool Works Inc.                          358,120
   21,000   Pentair, Inc.                                     819,000
   11,000   W.W. Grainger, Inc.                               684,970
                                                          -----------
                                                            2,600,570
                                                          -----------
            Industrials-Commercial
             Services & Supplies - 2.53%
   52,000   ServiceMaster Company (The)                       702,000
                                                          -----------
            Materials - 7.24%
    2,000   AptarGroup, Inc.                                  103,960
   22,000   Bemis Company, Inc.                               684,640
   20,000   Lyondell Chemical Company                         558,400
   36,000   RPM International, Inc.                           658,080
                                                          -----------
                                                            2,005,080
                                                          -----------
            Telecommunication Services - 2.34%
   50,000   Citizens Communications Company                   647,000
                                                          -----------
            Utilities - 4.77%
   18,000   Alliant Energy Corporation                        482,040
   30,000   Duke Energy Corporation                           840,300
                                                          -----------
                                                            1,322,340
                                                          -----------
                 TOTAL COMMON STOCKS
                  (cost $20,411,814)                       24,882,220
                                                          -----------

SHORT-TERM INVESTMENTS - 9.74%
           Commercial Paper - 9.20%
$250,000   Walt Disney Company (The)
            04/05/05, 2.75%                                   249,924
 300,000   Kraft Foods Inc.
            04/06/05, 2.71%                                   299,887
 400,000   Prudential Financial, Inc.
            04/08/05, 2.78%                                   399,784
 250,000   General Electric Capital Corporation
            04/11/05, 2.69%                                   249,813
 250,000   CVS Corporation
            04/12/05, 2.82%                                   249,784
 300,000   American General Finance Corporation
            04/14/05, 2.73%                                   299,704
 300,000   SBC Communications Inc.
            04/19/05, 2.70%                                   299,595
 250,000   Time Warner Cable, Inc.
            04/25/05, 2.88%                                   249,520
 250,000   Prudential Financial, Inc.
            05/02/05, 2.82%                                   249,393
                                                          -----------
                                                            2,547,404
                                                          -----------
           Variable Rate Demand Note - 0.54%
 149,234   U.S. Bank N.A.
            04/01/05, 2.70%                                   149,234
                                                          -----------
                TOTAL SHORT-TERM
                 INVESTMENTS
                 (cost $2,696,638)                          2,696,638
                                                          -----------
                TOTAL INVESTMENTS
                 (cost $23,108,452) - 99.59%               27,578,858
                                                          -----------
           OTHER ASSETS,
            NET OF LIABILITIES - 0.41%                        112,682
                                                          -----------
                TOTAL NET ASSETS
                 (basis of percentages
                 disclosed above) - 100%                  $27,691,540
                                                          -----------
                                                          -----------

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2005
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $23,108,452) .....  $27,578,858
                                                                 -----------
    Receivables -
         Dividend and interest ................................      163,732
                                                                 -----------
    Other .....................................................        2,374
                                                                 -----------
              Total assets ....................................   27,744,964
                                                                 -----------

LIABILITIES
    Payables -
         Due to adviser -
              Management fee ..................................       26,349
              Accounting and administrative fee ...............        4,247
         Other payables and accrued expense ...................       22,828
                                                                 -----------
              Total liabilities ...............................       53,424
                                                                 -----------
              Total net assets ................................  $27,691,540
                                                                 -----------
                                                                 -----------

NET ASSETS CONSIST OF
    Paid in capital ...........................................  $22,625,094
    Net unrealized appreciation on investments ................    4,470,406
    Accumulated undistributed
     net realized gain on investments .........................      331,422
    Accumulated undistributed net investment income ...........      264,618
                                                                 -----------
              Total net assets ................................  $27,691,540
                                                                 -----------
                                                                 -----------

Class I:
Net assets ....................................................  $27,690,552
Shares outstanding ............................................    2,038,577
NET ASSET VALUE PER SHARE ($.0001 par value,
 250,000,000 shares authorized),
 offering price and redemption price ..........................       $13.58
                                                                      ------
                                                                      ------
Class N:
Net assets ....................................................         $988
Shares outstanding ............................................           73
NET ASSET VALUE PER SHARE ($.0001 par value,
 250,000,000 shares authorized),
 offering price and redemption price ..........................       $13.58 (1)
                                                                      ------
                                                                      ------

(1) Amount does not recalculate due to rounding.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2005
-------------------------------------------------------------------------------

INCOME
    Dividend ..................................................     $  757,424
    Interest ..................................................         43,606
                                                                    ----------
         Total income .........................................        801,030
                                                                    ----------

EXPENSES
    Management fee ............................................        171,865
    Legal fees ................................................         48,292
    Registration fees .........................................         27,034
    Accounting and administrative fees ........................         20,685
    Audit and tax fees ........................................         20,000
    Printing ..................................................         15,975
    Accounting system and pricing service fees ................          9,039
    Transfer agent fees .......................................          7,675
    Directors' fees ...........................................          3,600
    Postage and mailing .......................................          1,974
    Custodian fees ............................................          1,237
    Insurance .................................................          1,035
    Other operating expenses ..................................          7,207
                                                                    ----------
         Total expenses before reimbursement ..................        335,618
                                                                    ----------
         Reimbursement of expenses by adviser (Note 2) ........       (114,649)
                                                                    ----------
         Total expenses after reimbursement ...................        220,969
                                                                    ----------
         Net investment income ................................        580,061
                                                                    ----------

NET REALIZED GAIN ON INVESTMENTS ..............................      1,415,128
                                                                    ----------

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS ..........        557,037
                                                                    ----------
    Net realized and unrealized gain on investments ...........      1,972,165
                                                                    ----------
    Net increase in net assets resulting from operations ......     $2,552,226
                                                                    ----------
                                                                    ----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2005 and 2004
-------------------------------------------------------------------------------
                                                  2005                2004
                                               -----------         -----------
INCREASE IN NET ASSETS
 FROM OPERATIONS
    Net investment income  .................   $   580,061         $   277,942
    Net realized gain
     on investments ........................     1,415,128           1,275,558
    Change in net unrealized
     appreciation on investments ...........       557,037           4,595,954
                                               -----------         -----------
         Net increase in net assets
          resulting from operations ........     2,552,226           6,149,454
                                               -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...      (395,115)           (253,969)
                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (411,097 and 206,048
     shares, respectively) .................     5,350,300           2,326,592
    Reinvestment of distributions - Class I
     (29,279 and 22,530
     shares, respectively) .................       376,179             244,032
    Cost of shares redeemed - Class I
     (145,439 and 222,516
     shares, respectively) .................    (1,901,402)         (2,428,422)
    Proceeds from shares issued - Class N
     (73 and 0
     shares, respectively) .................         1,000                  --
                                               -----------         -----------
         Increase in net assets
          derived from capital share
          transactions .....................     3,826,077             142,202
                                               -----------         -----------
         Total increase in net assets ......     5,983,188           6,037,687
                                               -----------         -----------

NET ASSETS
    Beginning of period ....................    21,708,352          15,670,665
                                               -----------         -----------
    End of period (including accumulated
     undistributed net investment
     income of $264,618 and $79,672,
     respectively) .........................   $27,691,540         $21,708,352
                                               -----------         -----------
                                               -----------         -----------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2005
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Equity Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.  Effective March 1,
    2005, the Fund issued a new class of shares, Class N and renamed the existing class as Class I.  Class N shares are subject to an annual 0.25%
    12b-1 fee and an annual 0.10% shareholder servicing fee, as described in such Class' prospectus.  The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions are recorded no later than the first business day after the trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Generally, discounts and premiums on long-term securities purchases, if any, are amortized over the lives of the respective securities using the effective yield method.

         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

    (e)  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At
         March 31, 2005, no reclassifications were recorded.

         The tax character of distributions paid during the years ended March
         31 were as follows:

                                            03/31/2005        03/31/2004
                                            ----------        ----------
              Distributions paid from:
              Ordinary income ............    $395,115          $253,969
                                            ----------        ----------
                                            ----------        ----------

         As of March 31, 2005, investment cost for federal tax purposes was
         $23,202,566 and the tax basis components of net assets were as follows:

              Unrealized appreciation .......................  $ 5,028,947
              Unrealized depreciation .......................     (652,655)
                                                              ------------
              Net unrealized appreciation ...................    4,376,292
                                                              ------------
              Undistributed ordinary income .................  $   264,618
              Accumulated undistributed net realized
               capital gain .................................      425,536
              Paid in capital ...............................   22,625,094
                                                              ------------
              Net assets ....................................  $27,691,540
                                                              ------------
                                                              ------------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated undistributed realized capital gain are attributable primarily to the tax deferral of losses from wash sales.

         As of March 31, 2005, the Fund has no capital loss carryforward.

         For the year ended March 31, 2005, the Fund realized no post-October losses for tax purposes.

         As of March 31, 2005, the Fund had a tax deferral of wash loss sales of approximately $94,000.

    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .70% of the average net asset value up to and including $50 million and .60% of the average net asset value in excess of $50 million.  The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .90% of annual average net assets for Class
         I and 1.25% for Class N.  Under this agreement the Adviser reimbursed
         $114,649 during the year ended March 31, 2005.  Also, the Adviser may be paid for accounting and administrative services rendered by its personnel.  The Fund incurred expenses of $20,685 for accounting and administrative services during the year ended March 31, 2005.

    (b)  Independent Counsel --
         A director of the Adviser is affiliated with the law firm that provides services to the Fund.  The Fund incurred expenses of $42,435 for the year ended March 31, 2005 for legal services rendered by the law firm.

(3) Investment Transactions --
    For the year ended March 31, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $12,248,552 and $10,206,190, respectively.

Tax Information
March 31, 2005 (unaudited)
------------------------------------------------------------------------------
For the year ended March 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%.  The Fund intends to designate up to a maximum amount of $395,115 as taxed at this rate.

For the year ended March 31, 2005, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Equity Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of
Nicholas Equity Income Fund, Inc. (the "Fund"), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the seven years in the period ended March 31, 2002 were audited by other auditors whose report dated April 19, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Nicholas Equity Income Fund, Inc., as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                         ERNST & YOUNG LLP

Chicago, Illinois,
May 6, 2005

Historical Record
(unaudited)
--------------------------------------------------------------------------------------------------
CLASS I

                                     Net Investment                     Dollar        Growth of
                            Net          Income      Capital Gain      Weighted      an Initial
                        Asset Value   Distributions  Distributions  Price/Earnings     $10,000
                         Per Share      Per Share      Per Share       Ratio **     Investment ***
                        -----------  --------------  -------------  --------------  --------------
November 23, 1993 * ....  $10.00        $  --           $  --             --            $10,000
March 31, 1994 .........   10.04         0.0133            --            14.4 times      10,053
March 31, 1995 .........   10.56         0.2810            --            14.6            10,871
March 31, 1996 .........   12.35         0.3370            --            16.8            13,111
March 31, 1997 .........   12.27         0.4527          0.5483          15.9            14,138
March 31, 1998 .........   14.35         0.5014          0.6586          23.0            18,072
March 31, 1999 .........   12.32         0.4843          0.3278          22.0            16,509
March 31, 2000 .........   11.10         0.4447          0.2392          20.6            15,816
March 31, 2001 .........   11.20         0.1980            --            21.0            16,250
March 31, 2002 .........   12.66         0.1697            --            22.4            18,642
March 31, 2003 .........    9.02         0.1920            --            15.6            13,531
March 31, 2004 .........   12.45         0.1486            --            16.1            18,933
March 31, 2005 .........   13.58         0.2120(a)         --            21.0            20,995

  * Date of Initial Public Offering.
 ** Based on latest 12 months accomplished earnings.
*** Assuming reinvestment of all distributions.

(a) Paid $0.0457 on April 30, 2004 to shareholders of record on April 29, 2004.
    Paid $0.0500 on July 26, 2004 to shareholders of record on July 23, 2004.
    Paid $0.0575 on October 28, 2004 to shareholders of record on October 27, 2004.
    Paid $0.0588 on December 30, 2004 to shareholders of record on December 29, 2004.

   Range in quarter end price/earnings ratios
         High                        Low
----------------------     -----------------------
December 31,2000  23.7     December 31, 1994  13.9

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-227-5987 (toll-free) or 414-272-6133.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the period from July 1, 2003 to June 30, 2004 is also available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Directors and Officers of the Fund
(unaudited)
-----------------------------------------------------------------------------------------------------------------------

    The following table sets forth the pertinent information about the Fund's directors and officers as of March 31,
2005.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,
WI 53202.

                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
   Name and Age                    With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Albert O. Nicholas, 74 (1),(3)   President,     (2), 12 years  Chief Executive Officer and        3            None
                                 Co-Portfolio                  Chairman of the Board, Nicholas
                                 Manager and                   Company, Inc., the Adviser
                                 Director                      to the Fund.  He has been
                                                               Co-Portfolio Manager of Nicholas
                                                               Fund, Inc.; and Nicholas Equity
                                                               Income Fund, Inc. since
                                                               July 2001.  He formerly was the
                                                               sole Portfolio Manager of these
                                                               funds, since the time the Adviser
                                                               managed them.

DISINTERESTED DIRECTORS
Robert H. Bock, 73               Director       (2), 12 years  Private Investor,                  5            None
                                                               Dean Emeritus of Business
                                                               Strategy and Ethics, University of
                                                               Wisconsin School of Business,
                                                               1997 to present.

Timothy P. Reiland, 48           Director       (2), 2 years   Private Investor,                  6            None
                                                               Chairman and Chief Financial
                                                               Officer, Musicnotes, Inc.,
                                                               October 2001 to present.
                                                               Investment Analyst from 1987
                                                               to October 2001, Tucker Anthony
                                                               Incorporated, a brokerage firm.
                                                               He is a Chartered Financial
                                                               Analyst.

Jay H. Robertson, 53             Director       (2), (4)       Private Investor, April 2000       7            None
                                                               to present.  Chairman of the
                                                               Board of Robertson-Ryan and
                                                               Associates, Inc., an insurance
                                                               brokerage firm from 1993 to
                                                               March 2000.

OFFICERS
David L. Johnson, 63 (3)         Executive       Annual,       Executive Vice President,
                                 Vice President  12 years      Nicholas Company, Inc., the
                                                               Adviser to the Fund.

Thomas J. Saeger, 60             Executive       Annual,       Executive Vice President and
                                 Vice President  12 years      Assistant Secretary, Nicholas
                                                               Company, Inc., the Adviser to
                                                               the Fund.

Jeffrey T. May, 48               Senior Vice     Annual,       Senior Vice President, Treasurer
                                 President,      12 years      and Chief Compliance Officer, Nicholas
                                 Secretary,                    Company, Inc., the Adviser to the
                                 Treasurer                     Fund.  He is Portfolio Manager
                                 and Chief                     of Nicholas Money Market Fund, Inc.
                                 Compliance
                                 Officer

David O. Nicholas, 43 (3)        Senior Vice     Annual,       President, Chief Investment
                                 President and   12 years      Officer and Director, Nicholas
                                 Co-Portfolio                  Company, Inc., the Adviser to the
                                 Manager                       Fund. He has been Portfolio
                                                               Manager for Nicholas II, Inc.
                                                               and Nicholas Limited Edition, Inc.
                                                               and has been Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.; and also
                                                               Nicholas High Income Fund, Inc. and
                                                               Nicholas Equity Income Fund, Inc.
                                                               since April 2001 and July 2001,
                                                               respectively.

Lynn S. Nicholas, 48 (3)         Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       12 years      Company, Inc. the Adviser to the
                                                               Fund.

Lawrence J. Pavelec, 46          Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       1 year        Company, Inc., the Adviser to the
                                                               Fund.  He has been Co-Portfolio
                                                               Manager of Nicholas High Income Fund,
                                                               Inc., since April 2003.  He was a
                                                               portfolio manager for Brandes
                                                               Investment Partners from 1999 to
                                                               April 2003.

Mark J. Giese, 34                Vice President  Annual,       Vice President, Nicholas Company,
                                                 7 years       Inc., the Adviser to the Fund. He has
                                                               been the Portfolio Manager of Nicholas
                                                               Liberty Fund since December 2001.

Candace L. Lesak, 47             Vice President  Annual,       Employee, Nicholas Company, Inc.,
                                                 12 years      the Adviser to the Fund.
____________________

(1)     Albert O. Nicholas is the only director who is an "interested person" of the Fund, as that term is defined in the 1940 Act.  Mr. Nicholas is Chief Executive Officer and a Director of
        the Adviser and owns 97% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O.
        Nicholas.  David L. Johnson is a brother-in-law of Albert O. Nicholas.
(4)     Elected October 29, 2004.

    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-227-5987 (toll-free)
or 414-272-6133.

Nicholas Equity Income Fund, Inc. Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas Equity Income Fund, Inc. respects each shareholders' right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Self-employed Master Retirement Plan
      * Profit Sharing   * Money Purchase

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (1-800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(1-800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

                  THOMAS J. SAEGER, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                   DAVID O. NICHOLAS, Senior Vice President

                    LYNN S. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                         MARK J. GIESE, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                   Custodian
                                U.S. BANK N.A.
                               Cincinnati, Ohio

                 Independent Registered Public Accounting Firm
                               ERNST & YOUNG LLP
                               Chicago, Illinois

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                 ANNUAL REPORT

                       NICHOLAS EQUITY INCOME FUND, INC.

700 North Water Street
Milwaukee, WI 53202
www.nicholasfunds.com

March 31, 2005

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 19, 2004

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,000 in 2005 and $15,000 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements were $6,000 in 2005 and $0 in 2004.  These services were for consents issued for the Fund's registration statements.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2005 and $4,000 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were $8,400 in 2004 and $8,400 in 2003.  These services were for the audit of the investment adviser for the adviser's fiscal years ended 10/31/2004 and 10/31/2003.

There were no fees billed in each of the last two fiscal years for Non-Audit Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 05/25/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 05/25/2005

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 05/25/2005